GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Short Duration Bond VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on February 27, 2025, the Board considered and approved the appointment of Allspring Global Investments, LLC (“Allspring”) as the subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective March 3, 2025. Allspring will assume investment advisory responsibility with respect to the Fund’s portfolio effective March 3, 2025. As part of the transition to Allspring and the revised investment strategies outlined below, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

Effective March 3, 2025, the following changes will be made to the Prospectus, Summary Prospectus, and SAI, as applicable, with respect to the Fund:

1.	The “Investment Objective” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Investment Objective

The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.

2.	The “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Allspring Global Investments, Inc. (the “Subadviser”), pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund’s debt securities may include, without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”); asset-backed securities, including collateralized loan obligations (“CLOs”); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds); and money market instruments.

The Subadviser’s investment approach prioritizes sector allocation and security selection while de-emphasizing duration strategy as the primary source of excess return. The Subadviser emphasizes yield-advantaged sectors though consideration is given to the full spectrum of investment grade securities. Security selection is driven by a disciplined, robust, fundamental and quantitative credit analysis within a relative value framework. The Subadviser’s relative value assessment focuses on the factors unique to each sector when evaluating securities for investment. It identifies securities with attractive risk/reward characteristics and believes pricing inefficiencies can be identified and captured to generate attractive risk adjusted returns. A security is sold when it becomes overvalued on a relative basis or when proactive research indicates a deterioration of a security's risk-rating score or outlook.

Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly known as "high-yield" securities or "junk” bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Fund may enter into Treasury futures contracts (both long and short positions). The Fund may enter into these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk or interest rate risk; equitizing cash; generating income; adjusting the Fund’s sensitivity to interest rate risk or other risk; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

3.	The disclosure under the heading “Active Management Risk” in the “Principal Investment Risks” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

4.	The “Performance” section of the Prospectus and Summary Prospectus is revised to add the following:

“The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior manager and principal investment strategies.”

5.	The “Management” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Allspring Global Investments, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Jeff Weaver, CFA	Senior Portfolio Manager, Head of Global Liquidity Solutions	March 3, 2025
Andrew Greenberg, CFA	Senior Portfolio Manager	March 3, 2025
Janat Ibraev, CFA	Senior Portfolio Manager	March 3, 2025
Dean Meddaugh, CFA	Senior Portfolio Manager	March 3, 2025

6.	The following disclosure is revised under the “Subadvisers section of the Prospectus:

Allspring Global Investments, LLC

Guardian Small-Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Short Duration Bond VIP Fund

7.	The “Portfolio Managers—Guardian Short Duration Bond VIP Fund” section of the Prospectus has been revised to add the following:

Guardian Short Duration Bond VIP Fund

Jeff Weaver, CFA

Senior Portfolio Manager, Head of Global Liquidity Solutions of Allspring

Jeffrey Weaver is a senior portfolio manager and head of the Global Liquidity Solutions team at Allspring. In this capacity, he is responsible for managing and overseeing portfolio teams focused on managing short duration and money market strategies, including funds and separate accounts. Mr. Weaver provides strategic oversight that enables an integrated approach to the broad range of liquidity products. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). He joined WFAM in 1994 as a portfolio manager working with institutional fixed income portfolios and mutual funds. Mr. Weaver began his investment industry career in 1991 at Bankers Trust Company in New York as a short-term fixed income trader and portfolio manager. He earned a bachelor's degree in economics from the University of Colorado, Boulder. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation and is a member of CFA Institute and CFA Society San Francisco.

Andrew Greenberg, CFA

Senior Portfolio Manager, Short Duration Fixed Income of Allspring

Andrew Greenberg is a senior portfolio manager for the Short Duration Fixed Income team at Allspring. In this role he manages portfolios and the Short Duration portfolio management team. Mr. Greenberg joined Allspring from its predecessor firm, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, he was vice president and portfolio manager at Scudder Kemper Investments for four years. In this role, he managed $6 billion in fixed income funds for defined benefit pension plans. Earlier, Mr. Greenberg was an assistant vice president for Deutsche Bank, where he originated fixed income transactions for U.S. and international corporations and agencies. He also held a credit analyst position at Drexel Burnham Lambert. Mr. Greenberg earned a bachelor’s degree in government–international relations from Cornell University and an MBA with an emphasis in finance from the Stern School of Business at New York University. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation and served as president of CFA Society San Francisco.

Janat Ibraev, CFA

Senior Portfolio Manager, Short Duration Fixed Income of Allspring

Janat Ibraev is a senior portfolio manager for the Short Duration Fixed Income team at Allspring. He specializes in managing short duration portfolios with a focus on the corporate bond sector. Mr. Ibraev joined Allspring from its predecessor firm, Wells Fargo Asset Management (“WFAM”). He joined WFAM from Western Asset Management, where he served as a portfolio manager responsible for long duration corporate and government strategies. Prior to that, he served as a foreign exchange trader at Maksat Bank. Mr. Ibraev earned a bachelor's degree in business administration from the University of Southern California. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

Dean Meddaugh, CFA

Senior Portfolio Manager, Global Liquidity Solutions of Allspring

Dean Meddaugh is a senior portfolio manager for the Global Liquidity Solutions team at Allspring. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, Mr. Meddaugh was with Deutsche Asset Management as sector manager of corporates and with Zurich Scudder Investments, Inc., as a governments' sector manager. Earlier, he worked at Scudder Kemper Investments, Inc., as a money markets portfolio manager. Mr. Meddaugh earned a bachelor's degree in accounting and finance from California State University, San Bernardino. Mr. Meddaugh has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

8.	The following disclosure is added to the SAI under the heading “Subadvisory Fee Schedules”:

Subadviser	Fund	Annual Subadvisory Fee
Allspring	Guardian Short Duration Bond VIP Fund	0.09% on first $100 million in assets; 0.07% on assets over $100 million

9.	The following disclosure is added in the SAI under the heading “Other Accounts Managed”:

Subadviser/Portfolio Managers	Types of Accounts	Number of Other Accounts Managed*	Total Assets of Other Accounts Managed (millions)*	Number of Other Accounts Managed Paying Performance Fees*	Total Assets of Other Accounts Managed Paying Performance Fees (millions)*
Allspring Jeff Weaver, CFA	Registered Investment Companies	5	21,445.82	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$1,424.18	0	$0
Allspring Andrew Greenberg, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	16	$3,424.62	0	$0
Allspring Janat Ibraev, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	9	$672.47	0	$0
Allspring Dean Meddaugh, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	19	$3,458.96	0	$0

*All data is as of December 31, 2024.

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